Exhibit 99.1

FOR IMMEDIATE RELEASE	Contacts: Robert Lewey, CFO Integrated Electrical Services, Inc. 713-860-1500 Ken Dennard / ksdennard@drg-l.com Karen Roan / kcroan@drg-l.com DRG&L / 713-529-6600

INTEGRATED ELECTRICAL SERVICES REPORTS
FISCAL 2012 SECOND QUARTER RESULTS

HOUSTON — May 14, 2012 — Integrated Electrical Services, Inc. (NASDAQ: IESC) today announced financial results for its fiscal 2012 second quarter ended March 31, 2012.

SECOND QUARTER FISCAL 2012 HIGHLIGHTS

The following highlights include results based upon the Company's 'go forward' operations. The Company uses the term 'go forward' to refer to the results for the quarter ended March 31, 2012, excluding the revenues and expenses attributable to the Company's wind-down facilities, as described in detail below. On a year-over-year basis (unless otherwise noted), highlights for the second quarter of fiscal 2012 include:

·	Net loss of 3.4 million, or ($0.23) per share; adjusted net income (see reconciliation statement below) of ($1.0) million, or ($0.07) per share, an improvement of $7.3 million
·	Revenue of $112.8 million; ‘go forward’ revenue of $107.0 million, an increase of 7.0%
·	Adjusted EBITDA (earnings (loss) before interest, taxes, depreciation and amortization and other items; see reconciliation statement below) of $0.1 million, an improvement of $6.1 million
·	Net working capital (excluding restricted cash and cash equivalents) was reduced to 6.7% of annualized revenues from 9.3% of annualized revenues
·	Backlog was approximately $180 million, a $10.0 million increase from September 30, 2011

James Lindstrom, Chairman and Chief Executive Officer, stated, "We are pleased with our team's execution, which led to revenue growth, profitability improvement and positive cash flow from operations, despite traditional seasonal factors. Consistent with our internal expectations, we generated double digit revenue growth in our Communications and Residential divisions and maintained our focus on cost containment and project execution, particularly in our Commercial and Industrial division. Certain end markets continue to exhibit strength, including data centers, mission critical facilities and solar installations. Based upon the current economic environment, we believe that we are well positioned for the balance of 2012 and beyond."

Robert Lewey, Chief Financial Officer, commented, "During the second quarter of 2012, we experienced positive cash flow from operations of $1.2 million, which includes an investment in working capital of approximately $3.3 million related to the start-up of our solar locations in our Residential division. Operating income across our divisions improved, even as we built targeted bench strength in our Commercial and Industrial division and incurred additional costs from the opening of new IES locations in California to serve our Communications and Residential customers and a new data center services location in North Carolina."

NON-GAAP FINANCIAL MEASURES AND OTHER ADJUSTMENTS

The Company has disclosed in this press release 'Go Forward' results, Adjusted Net Income, Adjusted Net Income Per Share, EBITDA (earnings before interest, taxes, depreciation and amortization) and Adjusted EBITDA, which are not financial measures calculated in accordance with generally accepted accounting principles in the U.S. ("GAAP"). Management believes that these measures provide useful information to our investors by reflecting additional ways to view aspects of the Company's operations that, when reconciled to the corresponding GAAP measures, help our investors to better identify underlying trends in our business and facilitate easier comparisons of our financial performance with prior and future periods and to our peers. Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information calculated in accordance with GAAP. Investors are encouraged to review the reconciliation of these non-GAAP measures to their most directly comparable GAAP financial measures. A reconciliation of the non-GAAP financial measures presented above to GAAP results has been provided in the financial tables included in this press release.

WIND-DOWN FACILITIES

2011 RESTRUCTURING PLAN

During the second quarter of fiscal 2011, the Company determined that certain underperforming facilities within its Commercial & Industrial segment would be either sold or closed over a six to twelve month period. This restructuring is a key element of management's overall plan to return the Company to profitability. The operations directly affected by this restructuring are located in Arizona, Florida, Iowa, Louisiana, Massachusetts, Nevada and Texas. These locations were selected based upon current business prospects and the extended time frame that would be needed to return the facilities to profitability. The Company is in the process of winding down these operations and projects that closure costs associated with the restructuring could range from $4.5 million to $5.5 million in the aggregate, which would include equipment and lease termination expenses, consulting expenses and severance costs. As of March 31, 2012, the Company has concluded the majority of its wind-down activities and incurred restructuring expenses of $4.7 million, $0.3 million of which was incurred in the second quarter of fiscal 2012.

For the second quarter of fiscal 2012, these Commercial & Industrial wind-down facilities generated $3.1 million in revenues and a net loss of $1.0 million. At March 31, 2012, these wind-down facilities had approximately $3.4 million of contracts to complete, and of that total, the Company has entered into subcontracts with other contractors for $3.0 million, leaving approximately $0.4 million of work to be completed by the Company. The Company expects the remainder of the wind-down work will be completed over the next three to six months.

ADDITIONAL FACILITY CLOSING

During the first quarter of fiscal 2012, the Company determined that the underperforming Baltimore facility shared by its Commercial & Industrial and Communications segments would be closed. This closing is a key element of management's overall plan to return the Company to profitability. The Baltimore location was selected based upon current business performance and the extended time frame that would be needed to return the facility to profitability.

For the second quarter of fiscal 2012, the Baltimore facility generated $2.2 million in revenue and a net loss of $0.5 million in the Company's Commercial & Industrial segment and $0.6 million of revenue and a net loss of $0.4 million in its Communications Segment. At March 31, 2012, the facility has approximately $1.0 million of contracts to complete. The Company is in the process of winding down this operation and projects that the closure costs associated with the winding down could range from $0.3 million to $0.5 million in the aggregate, which would include equipment and lease termination expenses, consulting expenses and severance costs. The Company expects the wind-down work attributable to the Baltimore facility will be completed over the next three to six months.

ADDITIONAL INFORMATION

For further details on the Company's financial results, please refer to the Company's annual report on Form 10-K/A for the fiscal year ended September 30, 2011 and quarterly report on Form 10-Q for the period ended March 31, 2012, filed with the Securities and Exchange Commission.

Integrated Electrical Services, Inc. is a leading national provider of electrical infrastructure services to the communications, commercial, industrial and residential markets. Our 2,300 employees serve clients throughout the United States. For more information about IES, please visit www.ies-co.com.

Certain statements in this release, including statements regarding the restructuring plan and total estimated charges and cost reductions associated with this plan, are "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, all of which are based upon various estimates and assumptions that the Company believes to be reasonable as of the date hereof. These statements involve risks and uncertainties that could cause the Company's actual future outcomes to differ materially from those set forth in such statements. Such risks and uncertainties include, but are not limited to, the inherent uncertainties relating to estimating future operating results and the Company's ability to generate sales and operating income; potential defaults under credit facility and term loan; cross defaults under surety agreements; potential depression of stock price triggered by the potential sale of controlling interest or the entire company as a result of controlling stockholder's decision to pursue a disposition of its interest in the company; actual costs to wind down facilities exceeding our estimates by a material amount; fluctuations in operating results because of downturns in levels of construction; delayed project start dates and project cancellations resulting from adverse credit and capital market conditions that affect the cost and availability of construction financing; delayed payments resulting from financial and credit difficulties affecting customers and owners; inability to collect moneys owed because of the depressed value of projects and the ineffectiveness of liens; inaccurate estimates used in entering into contracts; inaccuracies in estimating revenue and percentage of completion on projects; the high level of competition in the construction industry, both from third parties and former employees; weather related delays; accidents resulting from the physical hazards associated with the Company's work; difficulty in reducing SG&A to match lowered revenues; loss of key personnel; litigation risks and uncertainties; difficulties incorporating new accounting, control and operating procedures; and failure to recognize revenue from work that is yet to be performed on uncompleted contracts and/or from work that has been contracted but not started due to changes in contractual commitments.

You should understand that the foregoing, as well as other risk factors discussed in this document and in the Company's annual report on Form 10-K for the year ended September 30, 2011, could cause future outcomes to differ materially from those expressed in such forward-looking statements. The Company undertakes no obligation to publicly update or revise information concerning its restructuring efforts, borrowing availability, or cash position or any forward-looking statements to reflect events or circumstances that may arise after the date of this release.

Forward-looking statements are provided in this press release pursuant to the safe harbor established under the private Securities Litigation Reform Act of 1995 and should be evaluated in the context of the estimates, assumptions, uncertainties, and risks described herein.

General information about Integrated Electrical Services, Inc. can be found at http://www.ies-co.com under "Investor Relations." The Company's annual report on Form 10-K, quarterly reports on Form 10-Q and current reports on

Form 8-K, as well as any amendments to those reports, are available free of charge through the Company's website as soon as reasonably practicable after they are filed with, or furnished to, the SEC.

Tables to follow

INTEGRATED ELECTRICAL SERVICES INC., AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
(DOLLARS IN MILLIONS, EXCEPT PER SHARE DATA)
(UNAUDITED)

	Three Months Ended March, 31		Six Months Ended March, 31
	2012	2011	2012	2011

Revenues	$ 112.8	$ 118.3	$ 228.1	$ 228.1
Cost of services	100.2	113.0	204.6	211.8
Gross profit	12.6	5.3	23.5	16.3
Selling, general and administrative expenses	15.2	14.1	28.6	32.7
Gain on asset sales	(0.1)	(0.1)	(0.1)	(6.9)
Asset Impairment	-	-	-	3.6
Restructuring charges	0.3	-	0.9	-
Loss from operations	(2.8)	(8.7)	(5.9)	(13.1)
Interest and other expense, net	0.5	0.5	1.0	1.0
Loss from operations before income taxes	(3.3)	(9.2)	(6.9)	(14.1)
Provision for income taxes	0.1	0.9	0.3	0.3
Net loss	$ (3.4)	$ (10.1)	$ (7.2)	$ (14.4)

Loss per share:
Basic	$ (0.23)	$ (0.70)	$ (0.49)	$ (1.00)
Diluted	$ (0.23)	$ (0.70)	$ (0.49)	$ (1.00)

Shares used in the computation of loss per share:
Basic (in thousands)	14,638,678	14,481,005	14,603,693	14,463,996
Diluted (in thousands)	14,638,678	14,481,005	14,603,693	14,463,996

INTEGRATED ELECTRICAL SERVICES INC., AND SUBSIDIARIES
NON-GAAP RECONCILIATION OF ADJUSTED EBITDA
(DOLLARS IN MILLIONS)
(UNAUDITED)

	Three Months Ended March, 31		Six Months Ended March, 31
	2012	2011	2012	2011

Net Loss	$ (3.4)	$ (10.1)	$ (7.2)	$ (14.4)
Interest Expense, net	0.5	0.5	0.9	1.0
Provision for Income Taxes	0.1	0.9	0.3	0.3
Depreciation and Amortization	0.5	1.6	1.1	3.5
EBITDA	(2.3)	(7.1)	(4.9)	(9.6)
Asset Impairment	-	-	-	3.6
Gain on asset sales	(0.1)	(0.1)	(0.1)	(6.9)
Non-cash equity compensation expense	0.1	0.2	0.3	0.3
Severance	0.4	0.1	0.4	0.6
Wind-down Costs:
2011 Restructuring Plan	0.3	-	0.8	-
Additional exited locations - C&I	0.5	0.3	1.5	0.9
Additional exited locations - Comm	0.4	0.6	1.1	0.7
C&I Wind-down operations	0.8	2.9	2.4	4.4
Centerpoint reserve (recovery)	-	(2.9)	-	(2.9)
Subtotal wind-down costs	2.0	0.9	5.8	3.1
Adjusted EBITDA	$ 0.1	$ (6.0)	$ 1.5	$ (8.9)

INTEGRATED ELECTRICAL SERVICES INC., AND SUBSIDIARIES
NON-GAAP RECONCILIATION OF ADJUSTED NET LOSS
(DOLLARS IN MILLIONS)
(UNAUDITED)

	Three Months Ended March, 31		Six Months Ended March, 31
	2012	2011	2012	2011

Net Loss	$ (3.4)	$ (10.1)	$ (7.2)	$ (14.4)
Gain on asset sales	(0.1)	(0.1)	(0.1)	(6.9)
Asset impairments	-	-	-	3.6
Accelerated amortization	-	0.7	-	1.4
2011 Restructuring Plan	0.3	-	0.8	-
Additional exited locations - C&I	0.5	0.3	1.5	0.9
Additional exited locations - Communications	0.4	0.6	1.1	0.7
C&I Wind-down operations	0.8	2.9	2.4	4.4
Centerpoint reserve (recovery)	-	(2.9)	-	(2.9)
Non-cash equity compensation	0.1	0.2	0.3	0.3
Severance	0.4	0.1	0.4	0.6
Adjusted Net Loss	$ (1.0)	$ (8.3)	$ (0.8)	$ (12.3)

Loss per share:
Basic	$ (0.07)	$ (0.57)	$ (0.05)	$ (0.85)
Diluted	$ (0.07)	$ (0.57)	$ (0.05)	$ (0.85)

Shares used in the computation of loss per share:
Basic (in thousands)	14,638,678	14,481,005	14,603,693	14,463,996
Diluted (in thousands)	14,638,678	14,481,005	14,603,693	14,463,996

INTEGRATED ELECTRICAL SERVICES INC., AND SUBSIDIARIES
SELECTED BALANCE SHEET AND CASH FLOW INFORMATION
(DOLLARS IN MILLIONS)
(UNAUDITED)

Selected Balance Sheet Data:
	March 31, 2012	March 31, 2011
Cash and Cash Equivalents (1)	$ 26.6	$ 36.7
Working Capital (excludes cash and cash equivalents)	$ 30.1	$ 44.1
Goodwill	$ 4.4	$ 4.6
Total Assets	$ 159.2	$ 191.7
Total Debt	$ 11.8	$ 10.4
Total Stockholders’ Equity	$ 57.3	$ 87.2

Working Capital as a Percentage of Annualized Revenues	6.7%	9.3%

(1) Includes Restricted Cash

Liquidity:

Cash and Cash Equivalents plus Borrowing Availability	$ 48.6	$ 45.7

Selected Cash Flow Data:
Quarter Ended
	March 31, 2012	March 31, 2011
Cash provided (used) in operating activities	$ 1.2	$ 3.6
Cash provided (used) in investing activities	$ (0.7)	$ 6.3
Cash provided (used) in financing activities	$ (0.1)	$ (0.2)

INTEGRATED ELECTRICAL SERVICES INC., AND SUBSIDIARIES
OPERATING SEGMENTS - QUARTER TO DATE
(DOLLARS IN MILLIONS)
(UNAUDITED)

	Three Months Ended March 31, 2012
			Commercial &
	Communications	Residential	Industrial	Corporate		Total
Revenues	$29.0	$29.6	$54.2		$-	$112.8
Cost of services	25.2	25.1	49.9		-	100.2
Gross profit	3.8	4.5	4.3		-	12.6
Selling, general and
administrative expenses	2.9	4.0	3.8		4.6	15.3
Corporate allocations	0.5	0.5	1.4		(2.4)	-
Gain on asset sales	-	-	(0.1)		-	(0.1)
Restructuring charges	-	-	0.2		-	0.2
Income (loss) from operations	$0.4	$-	$(1.0)		$(2.2)	$(2.8)

Other data:
Depreciation &
amortization expense	$0.1	$0.1	$-		$0.3	$0.5
Total assets	$17.9	$27.3	$67.7		$46.3	$159.2

	Three Months Ended March 31, 2011
			Commercial &
	Communications	Residential	Industrial		Corporate	Total
Revenues	$23.4	$26.3	$68.7	$	$ -	$118.4
Cost of services	21.0	22.7	69.3		-	113.0
Gross profit	2.4	3.6	(0.6)		-	5.4
Selling, general and
administrative expenses (1)	1.7	3.9	1.5		7.0	14.1
Corporate allocations	0.6	0.6	2.3		(3.5)	-
Income (loss) from operations	0.1	(0.9)	(4.4)		(3.5)	(8.7)

Other data:
Depreciation &
amortization expense	$-	$0.1	$0.2		$1.3	$1.6
Total assets	$15.7	$21.9	$91.1		$63.0	$191.7

INTEGRATED ELECTRICAL SERVICES INC., AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENT OF GO FORWARD OPERATIONS
(DOLLARS IN MILLIONS)
(UNAUDITED)

	Three Months Ended March 31, 2012
	Communications	Residential	C&I	Corporate	Go Forward Operations	Wind-down	Consolidated
Revenue	$ 28.4	$ 29.7	$ 48.9	$ -	$ 107.0	$ 5.8	$ 112.8
Cost of Revenue	24.3	25.2	43.8	-	93.3	6.9	100.2
Gross Profit	4.1	4.5	5.1	-	13.7	(1.1)	12.6
SG&A (1)	2.7	4.0	3.1	4.8	14.6	0.6	15.2
Gain on Dispositions	-	-	-	(0.1)	(0.1)	-	(0.1)
Restructuring	-	-	-	-	-	0.3	0.3
Income (loss) from operations	$ 1.4	$ 0.5	$ 2.0	$ (4.7)	$ (0.8)	$ (2.0)	$ (2.8)

	Three Months Ended March 31, 2011
	Communications	Residential	C&I	Corporate	Go Forward Operations	Wind-down	Consolidated
Revenue	$ 20.6	$ 26.3	$ 53.1	$ -	$ 100.0	$ 18.3	$ 118.3
Cost of Revenue	17.9	22.7	52.5	0.1	93.2	19.8	113.0
Gross Profit	2.7	3.6	0.6	(0.1)	6.8	(1.5)	5.3
SG&A (1)	1.9	4.5	4.8	3.5	14.7	(0.6)	14.1
Gain on Dispositions	-	-	-	(0.1)	(0.1)	-	(0.1)
Income (loss) from operations	$ 0.8	$ (0.9)	$ (4.2)	$ (3.5)	$ (7.8)	$ (0.9)	$ (8.7)

(1) SG&A includes Corporate allocations.

INTEGRATED ELECTRICAL SERVICES INC., AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENT OF GO FORWARD OPERATIONS
(DOLLARS IN MILLIONS)
(UNAUDITED)

	Six Months Ended March 31, 2012
	Communications	Residential	C&I	Corporate	Go Forward Operations	Wind-down	Consolidated
Revenue	$ 54.0	$ 59.0	$ 103.4	$ -	$ 216.4	$ 11.7	$ 228.1
Cost of Revenue	46.4	49.8	93.3	-	189.5	15.1	204.6
Gross Profit	7.6	9.2	10.1	-	26.9	(3.4)	23.5
SG&A (1)	4.9	8.0	5.8	8.5	27.2	1.4	28.6
Gain on Dispositions	(0.1)	-	(0.1)		(0.2)	0.1	(0.1)
Restructuring	-	-	-	-	-	0.9	0.9
Income (loss) from operations	$ 2.8	$ 1.2	$ 4.4	$ (8.5)	$ (0.1)	$ (5.8)	$ (5.9)

	Six Months Ended March 31, 2011
	Communications	Residential	C&I	Corporate	Go Forward Operations	Wind-down	Consolidated
Revenue	$ 37.9	$ 52.4	$ 100.6	$ -	$ 190.9	$ 37.2	$ 228.1
Cost of Revenue	32.3	44.3	96.5	-	173.1	38.6	211.7
Gross Profit	5.6	8.1	4.1	-	17.8	(1.4)	16.4
SG&A (1)	3.9	9.3	10.1	7.8	31.1	4.6	35.7
Gain on Dispositions	-	-	-	(6.9)	(6.9)	-	(6.9)
Asset Impairment	-	-	-	3.6	3.6	-	3.6
Centerpoint reserve	-	-	-	-	-	(2.9)	(2.9)
Income (loss) from operations	$ 1.7	$ (1.2)	$ (6.0)	$ (4.5)	$ (10.0)	$ (3.1)	$ (13.1)

(1) SG&A includes Corporate allocations.

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